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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-KA-1

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 22, 2006

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                                  CYBRDI, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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                           (Former Name of Registrant)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


                0-9081                                   95-2461404
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        (Commission File Number)              (IRS Employer Identification No.)


        401 Rosemont Avenue
           Frederick, MD                                   21701
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (301) 644-3901
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         By letter dated February 22, 2006, Bagell, Josephs, Levine & Company LLC ("BJL") terminated its client-auditor relationship. A copy of this lettr is attached hereto as exhibit 16.2 is a copy of their letter of resignation.

         Effective February 24, 2006 the Company engaged the services of MS Group CPA LLC as its new certifying accountant.

         The Company has not used the services of the new auditors prior to their appointment. The Company has not consulted with MS Group CPA regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement.

         Our former auditors, Bagell, Josephs, Levine & Company LLC ("BJL") in connection with the audit for the year ended December 31, 2004 of Cybrdi, Inc., a Maryland corporation which was acquired by Certron Corporation pursuant to a transaction which for accounting purposes was treated as a reverse merger, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

         During their tenure as auditors, there have been no disagreements with BJL on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BJL, would have caused BJL to make a reference to the subject matter of such disagreement in connection with its audited report or interim financial statements for the periods ended September 30, 2005.

         The Company provided BJL with a copy of the foregoing disclosure. Attached hereto as Exhibit 16.1 is a copy of BJL's letter confirming their agreement with the foregoing statements.

         Attached as Exhibit 16.2 is a copy of their letter of resignation.


                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.   Description
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   16.1       Letter from Bagell, Josephs, Levine & Company dated March 20, 2006
   16.2       Letter of Resignation from Bagell, Josephs, Levine  & Company

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 22,  2006

                                                   CYBRDI, INC.

                                                   By: /s/ Yanbiao Bai
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                                                       Yanbiao Bai
                                                       President and CEO











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